UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2009 (August 1, 2009)

HOLLY ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32225 (Commission File Number)	20-0833098 (I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1600 Dallas, Texas (Address of principal executive offices)		75201-6915 (Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     Furnished as Exhibit 99.1 and incorporated herein by reference in its entirety is a copy of a press release issued by Holly Corporation (“Holly”) and Holly Energy Partners, L.P. (the "Partnership”) on August 3, 2009 announcing the August 1, 2009 acquisition by the Partnership from Holly of certain truck and rail loading/unloading facilities located at Holly’s Tulsa, Oklahoma refinery.
     In accordance with General Instruction B.2 of Form 8-K, the information furnished in this report on Form 8-K pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of that section, unless the Partnership specifically incorporates it by reference in a document filed under the Exchange Act or the Securities Act of 1933. By filing this report on Form 8-K and furnishing the information pursuant to Item 7.01, the Partnership makes no admission as to the materiality of any information in this report furnished pursuant to Item 7.01, including Exhibit 99.1, or that any such information includes material investor information that is not otherwise publicly available.
     The information furnished in this report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibit 99.1, is summary information that is intended to be considered in the context of the Partnership’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Partnership may make, by press release or otherwise, from time to time. The Partnership disclaims any current intention to revise or update the information furnished in this report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibit 99.1, although the Partnership may do so from time to time as its management believes is warranted. Any such updating may be made through the furnishing or filing of other reports or documents with the SEC, through press releases or through other public disclosure.
Item 9.01 Financial Statements and Exhibits.

99.1	—	Joint Press Release of Holly Corporation and Holly Energy Partners, L.P. issued August 3, 2009.*

*	Furnished pursuant to Regulation FD.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.
By:	HEP Logistics Holdings, L.P.,
its General Partner

By:	Holly Logistic Services, L.L.C.,
its General Partner

By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Senior Vice President and Chief Financial Officer

Date: August 3, 2009
[Signature Page]

EXHIBIT INDEX

Exhibit
Number		Exhibit Title

99.1	—	Joint Press Release of Holly Corporation and Holly Energy Partners, L.P. issued August 3, 2009.*

*	Furnished pursuant to Regulation FD.